Parametric Tax-Managed International Equity Fund

Supplement to Summary Prospectus and Prospectus dated March 1, 2024

The following changes are effective July 1, 2024:

1. The portfolio management team for Parametric Tax-Managed International Equity Fund is as follows:

Paul W. Bouchey, CFA, Managing Director of Morgan Stanley and Global Head of Research at Parametric, has managed the Portfolio since June 2014 and the Fund since March 1, 2021.

Jennifer Mihara, Managing Director of Morgan Stanley and Managing Director, Centralized Portfolio Management at Parametric, has managed the Fund since July 1, 2024.

Thomas C. Seto, Managing Director of Morgan Stanley and Head of Investment Management at Parametric, has managed the Portfolio since May 2012 and the Fund since March 1, 2021. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund and the Portfolio after December 31, 2024.

Jennifer Sireklove, CFA, Managing Director of Morgan Stanley and Managing Director, Investment Strategy at Parametric, has managed the Portfolio since May 2019 and the Fund since March 1, 2021.

2. The following replaces the ninth paragraph under “Management.” in “Management and Organization” in the Fund’s Prospectus:

The Fund and the Portfolio are managed by a team of portfolio managers from Parametric who are primarily responsible for the day-to-day management of the Fund and the Portfolio. The members of the team are Paul W. Bouchey, CFA, Jennifer Mihara, Thomas C. Seto and Jennifer Sireklove, CFA. Mr. Bouchey has been a portfolio manager of the Portfolio since June 2014, Mr. Seto has been a portfolio manager of the Portfolio since May 2012 and Ms. Sireklove has been a portfolio manager of the Portfolio since May 2019. Each of Messrs. Bouchey and Seto and Ms. Sireklove have managed the Fund since March 1, 2021. Ms. Mihara has been a portfolio manager of the Fund and the Portfolio since July 1, 2024. Mr. Bouchey is currently a Managing Director of Morgan Stanley and Global Head of Research at Parametric since November 2019, and was previously Chief Investment Officer at Parametric for more than five years. Ms. Mihara is currently a Managing Director of Morgan Stanley, and has been a Managing Director (since June 2020) and previously Director, of Centralized Portfolio Management at Parametric for more than five years. Mr. Seto is currently a Managing Director of Morgan Stanley and Head of Investment Management at Parametric and was previously Director of Portfolio Management at Parametric for more than five years. Ms. Sireklove is currently a Managing Director of Morgan Stanley, has been a Managing Director, Investment Strategy at Parametric since May 2019 and has been an employee of Parametric for more than five years. Messrs. Bouchey and Seto and Mmes. Mihara and Sireklove also manage other Eaton Vance funds and have been employees of the Eaton Vance organization for more than five years. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund and the Portfolio after December 31, 2024.

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